OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small Cap Growth Fund
Optimum Small Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund

(each a "Fund")

Supplement to the Funds' Prospectuses
dated July 29, 2006

Delaware Management Company (the "Manager") and the Funds have received an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") to operate under a manager of managers order. The following replaces the second paragraph in the "Investment manager and Sub-advisers" section under the section entitled "Who's Who?" of the Funds' Prospectuses.

The Manager and the Funds received an exemptive order from the SEC ("Multi-Manager Order") that enables the Manager, subject to the approval of the Board of Trustees, but without shareholder approval, to appoint and replace sub-advisers for new or existing Funds, enter into and terminate sub-advisory agreements with respect to the Funds, or materially amend the terms of sub-advisory agreements. However, the Manager will not be able to enter into a sub-advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the sub-advisory agreement with the Affiliated Adviser, including compensation thereunder, is approved by the affected Fund's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund's initial shareholder.

The Multi-Manager Order will likely enable the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval for matters relating to sub-advisers or sub-advisory agreements. The Multi-Manager Order does not permit overall investment management fees paid by a Fund to be increased without shareholder approval or change Manager's responsibilities to a Fund. Shareholders will be notified of any changes made to sub-advisers or sub-advisory agreements within 90 days of the change.

Although shareholder approval is not required for the termination of sub-advisory agreements, shareholders of a Fund continue to have the right to terminate such agreements for the Fund at any time by a vote of a majority of outstanding voting securities of the Fund. In employing a manager of managers approach, an investment manager may hire consultants to assist with its duties. The Manager has hired Linsco/Private Ledger Corp., a registered broker-dealer and investment adviser, as a consultant to assist with this process.

Please keep this Supplement for future reference.

This Supplement is dated December 12, 2006.